UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2010

AMERICAN SCIENCE AND ENGINEERING, INC.

(Exact Name of Company as Specified in Charter)

Massachusetts	1-6549	04-2240991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

829 Middlesex Turnpike, Billerica, Massachusetts	01821
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code:  (978) 262-8700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

On July 21, 2010, American Science and Engineering, Inc. (the “Company”) was notified that effective July 20, 2010, McGladrey & Pullen, LLP (“McGladrey”) had acquired certain assets of Caturano and Company, Inc. (formerly Caturano and Company, P.C.), the Company’s independent registered public accounting firm (“Caturano”), and substantially all of the officers and employees of Caturano joined McGladrey.  The Company believes that by consummating this transaction, Caturano has indicated to the Company (as of the effective date of the transaction) that it declines to stand for re-appointment for the Fiscal 2011 audit.  The Company’s audit committee has not met since the Caturano-McGladrey transaction consummated and has not yet taken action with respect to the eventual selection of a new independent registered public accounting firm.  Caturano continues to be engaged as the Company’s independent registered public accounting firm and will perform the review of the Company’s quarterly report for the period ended June 30, 2010.  The Company will file another Form 8-K under Item 4.01 to report the engagement of a new independent registered public accounting firm, within four business days of when such event occurs.

The audit reports of Caturano on the consolidated financial statements of the Company for the fiscal years ended March 31, 2009 and 2010 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the fiscal years ended March 31, 2009 and 2010 and through July 21, 2010, there were no disagreements between the Company and Caturano on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Caturano would have caused it to make reference thereto in its reports on the Company’s financial statements for such years.

The Company has provided Caturano with a copy of the disclosures in this Form 8-K and has requested that Caturano furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01.  A copy of the letter from Caturano dated July 26, 2010 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits

16.1   Letter from Caturano and Company, Inc. dated July 26, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SCIENCE AND ENGINEERING, INC.

Date: July 26, 2010	By:	/s/ Patricia A. Gray

Patricia A. Gray
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Caturano and Company, Inc. dated July 26, 2010